UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K&L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln Street
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/15

Date of reporting period: 03/31/15

Item 1. Schedule of Investments.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments

March 31, 2015

(Unaudited)

Fair Value
Purchased Swaptions (Cost $21,319,959)	$21,550,111

Total Investments-20.3% (Cost $21,319,959)	21,550,111
Other Assets and Liabilities-79.7%	84,696,081

Total Net Assets-100.0%	$106,246,192

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

See accompanying Notes to Schedules of Investments.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	June 2015	251	$25,358,982	$443,648
10 Year Canada Bond	June 2015	150	16,906,980	49,201
10 Year Japan Government Bond	June 2015	18	22,097,732	29,581
10 Year U.S. Treasury Note	June 2015	500	64,453,124	435,628
Amsterdam Exchanges Index	April 2015	61	6,414,460	(61,052)
ASX SPI 200 Index	June 2015	54	6,050,944	42,448
CAC 40 10 Euro	April 2015	13	703,843	1,696
Cocoa *	May 2015	38	1,025,620	(9,115)
Coffee ‘C’ *	May 2015	29	1,445,288	(310,058)
Corn *	May 2015	90	1,693,125	(59,019)
E-Mini S&P 500	June 2015	119	12,261,760	(39,844)
E-Mini S&P MidCap 400	June 2015	26	3,951,480	30,495
Euro-Bund	June 2015	122	20,823,222	226,455
FTSE 100 Index	June 2015	16	1,596,393	(31,375)
FTSE/JSE Top 40 Index	June 2015	90	3,445,160	(12,260)
FTSE/MIB Index	June 2015	16	1,962,522	52,692
German Stock Index	June 2015	2	645,622	3,210
Gold 100 Oz *	June 2015	16	1,893,120	(23,080)
Hang Seng China Enterprises Index	April 2015	68	5,434,369	175,404
Hang Seng Index	April 2015	31	4,988,255	71,924
IBEX 35 Index	April 2015	38	4,694,204	181,012
ICE Brent Crude *	May 2015	9	505,890	(2,415)
Lean Hogs *	June 2015	49	1,485,680	13,269
Live Cattle *	June 2015	57	3,473,010	153,835
LME Lead *	May 2015	2	91,013	(9)
LME Primary Aluminum *	May 2015	11	489,294	(4,210)
LME Primary Nickel *	May 2015	4	296,808	(43,709)
LME Zinc *	May 2015	22	1,143,038	15,562
Long Gilt	June 2015	304	54,445,136	984,430
MSCI Taiwan Stock Index	April 2015	116	4,094,800	(9,046)
Natural Gas *	April 2015	87	2,296,800	(145,443)
NYMEX WTI Crude *	April 2015	25	1,190,000	6,212
OMXS30 Index	April 2015	271	5,219,954	(40,534)
Russell 2000 Mini Index	June 2015	61	7,618,290	70,988
S&P/Toronto Stock Exchange 60 Index	June 2015	39	5,329,548	(199)
SGX MSCI Singapore Index	April 2015	23	1,274,388	(8,479)
SGX S&P CNX Nifty Index	April 2015	208	3,552,224	(47,068)
Silver *	May 2015	6	497,940	5,450
Soybean *	May 2015	9	437,963	(2,526)
Sugar#11 *	April 2015	26	347,402	(67,214)
Tokyo Price Index	June 2015	26	3,346,481	57,451
Wheat *	May 2015	117	2,993,738	7,438

			$307,975,602	$2,141,374

See accompanying Notes to Schedules of Investments.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Copper *	May 2015	2	$137,000	$(6,230)
Cotton No.2 *	May 2015	16	504,800	(10,187)
Gasoline RBOB *	April 2015	3	223,020	7,468
ICE Gas Oil *	May 2015	7	366,800	13,987
NY Harbor ULSD *	April 2015	3	215,208	9,804

			$1,446,828	$14,842

*	All or a portion of these investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”)

Total Return Swap Agreements - Long Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	4/15/15	$803,162	$31,524
KOSPI 200 Index	Goldman Sachs	6/11/15	6,502,705	145,170

			$7,305,867	$176,694

Over-The-Counter Purchased Swaptions:

Description	Counterparty	Put/Call	Exercise Price	Expiration Date	Notional Value (Local currency)	Premium	Value	Unrealized Appreciation (Depreciation)
Markit CDX North America High Yield Index	Goldman Sachs International	Call	$80	6/17/15	$23,520,000	$6,152,832	$6,360,492	$207,660
Markit CDX North America Investment Grade Index	Goldman Sachs International	Call	$250	6/17/15	$64,000,000	4,746,880	4,763,883	17,003
Markit iTraxx Europe Crossover Index	Goldman Sachs International	Call	€1,000	6/17/15	€20,000,000	5,388,710	5,306,527	(82,183)
Markit iTraxx Europe Index	Goldman Sachs International	Call	€250	6/17/15	€57,000,000	5,031,537	5,119,209	87,672

						$21,319,959	$21,550,111	$230,152

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$22,752,557	4.7%
Credit Risk	170,240,330	35.0%
Equity Risk	89,890,564	18.5%
Interest Rate Risk	204,085,176	41.9%

Total	$338,278,408	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments

March 31, 2015

(Unaudited)

Other Assets and Liabilities-100.0%	$2,596,496

Net Assets-100.0%	$2,596,496

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	June 2015	2	$202,064	$3,661
10 Year Canada Bond	June 2015	2	225,426	637
10 Year U.S. Treasury Note	June 2015	1	128,906	846
Amsterdam Exchanges Index	April 2015	3	315,465	(3,112)
Brent Crude *	August 2015	10	587,800	(42,372)
Cocoa *	May 2015	5	134,950	(3,893)
Coffee ‘C’ *	May 2015	1	49,838	(12,697)
Copper *	May 2015	1	68,500	(1,153)
Corn *	September 2015	30	588,000	(18,900)
Euro-Bund	June 2015	1	170,682	2,305
Gasoline RBOB *	July 2015	8	580,910	(26,634)
Hang Seng China Enterprises Index	April 2015	6	479,503	15,477
Hang Seng Index	April 2015	3	482,734	6,960
Live Cattle *	June 2015	14	853,020	31,579
Long Gilt	June 2015	1	179,096	3,305
MSCI Taiwan Stock Index	April 2015	10	353,000	(796)
Natural Gas *	July 2015	17	472,940	(24,337)
NY Harbor ULSD *	April 2015	3	215,208	(8,339)
NYMEX WTI Crude *	July 2015	12	621,960	(44,136)
OMXS30 Index	April 2015	12	231,142	(1,806)
Russell 2000 Mini Index	June 2015	16	1,998,241	16,002
SGX MSCI Singapore Index	April 2015	6	332,449	(2,212)
SGX S&P CNX Nifty Index	April 2015	12	204,936	(2,778)
Silver *	May 2015	1	82,990	(313)
Soybean *	May 2015	14	681,275	(7,571)
Sugar#11 *	September 2015	43	610,669	(67,975)
Tokyo Price Index	June 2015	4	514,843	5,637
Wheat *	September 2015	20	522,500	21,047

			$11,889,047	$(161,568)

See accompanying Notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
CAC 40 10 Euro	April 2015	3	$162,425	$(209)
CBOE Volatility Index (VIX)	April 2015	13	211,575	14,276
Corn *	May 2015	35	658,437	21,255
Cotton No.2 *	May 2015	4	126,200	(2,010)
E-Mini S&P 500	June 2015	23	2,369,919	8,220
E-Mini S&P MidCap 400	June 2015	2	303,960	(2,474)
FTSE 100 Index	June 2015	3	299,324	5,307
FTSE/JSE Top 40 Index	June 2015	6	229,677	1,052
FTSE/MIB Index	June 2015	1	122,658	(3,180)
Gasoline RBOB *	April 2015	9	669,060	23,140
IBEX 35 Index	April 2015	1	123,532	(5,564)
ICE Brent Crude *	May 2015	13	730,730	28,041
ICE Gas Oil *	May 2015	4	209,600	9,318
Lean Hogs *	June 2015	6	181,920	2,841
Live Cattle *	August 2015	10	598,000	(30,674)
Natural Gas *	April 2015	16	422,400	23,833
NY Harbor ULSD *	July 2015	4	293,782	20,281
NYMEX WTI Crude *	April 2015	15	714,000	49,216
S&P/Toronto Stock Exchange 60 Index	June 2015	1	136,655	(1,657)
Soybean *	November 2015	13	620,913	6,781
Sugar#11 *	April 2015	63	841,781	97,181
Wheat *	May 2015	23	588,513	(20,237)

			$10,615,061	$244,737

*	All or a portion of these investments are held by Salient Alternative Beta Offshore Fund Ltd. (the “Alternative Beta Subsidiary”).

Total Return Swap Agreements - Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	4/15/15	$208,822	$(703)
KOSPI 200 Index	Goldman Sachs	6/11/15	116,120	(2,617)

			$324,942	$(3,320)

Forward Foreign Currency Exchange Contracts:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Long Contracts:
Australian Dollar	Goldman Sachs	4/15/15	52,566	$40,805	$39,992	$(813)
Brazilian Real	Goldman Sachs	4/15/15	1,000,463	344,928	312,328	(32,600)
Chilean Peso	Goldman Sachs	4/15/15	67,671,322	109,456	108,317	(1,139)
Indian Rupee	Goldman Sachs	4/15/15	36,309,946	582,543	578,396	(4,147)
Indonesian Rupiah	Goldman Sachs	4/15/15	6,026,020,371	458,951	459,569	618

See accompanying Notes to Schedules of Investments.

SALIENT ALTERNATIVE BETA FUND

Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation (Depreciation)
Korean Won	Goldman Sachs	4/15/15	268,146,052	$242,963	$241,628	$(1,335)
Malaysian Ringgit	Goldman Sachs	4/15/15	787,336	216,361	212,378	(3,983)
Mexican Peso	Goldman Sachs	4/15/15	1,379,532	92,074	90,362	(1,712)
New Zealand Dollar	Goldman Sachs	4/15/15	275,373	206,478	205,493	(985)
Philippine Peso	Goldman Sachs	4/15/15	15,331,745	347,462	342,751	(4,711)
Russian Ruble	Goldman Sachs	4/15/15	11,166,654	177,498	190,963	13,465
South African Rand	Goldman Sachs	4/15/15	4,552,512	385,344	374,677	(10,667)
Turkish Lira	Goldman Sachs	4/15/15	1,093,521	430,861	419,174	(11,687)

				$3,635,724	$3,576,028	$(59,696)

Short Contracts:
British Pound	Goldman Sachs	4/15/15	101,556	$156,189	$150,612	$5,577
Canadian Dollar	Goldman Sachs	4/15/15	222,485	177,176	175,652	1,524
Czech Koruna	Goldman Sachs	4/15/15	11,746,003	479,568	458,598	20,970
Euro	Goldman Sachs	4/15/15	436,987	490,463	469,898	20,565
Hungarian Forint	Goldman Sachs	4/15/15	66,106,994	243,176	236,818	6,358
Indonesian Rupiah	Goldman Sachs	4/15/15	1,359,519,216	103,661	103,682	(21)
Israeli New Shekel	Goldman Sachs	4/15/15	1,022,774	254,958	257,215	(2,257)
Japanese Yen	Goldman Sachs	4/15/15	45,229,045	377,848	377,252	596
Norwegian Krone	Goldman Sachs	4/15/15	2,504,011	326,226	310,845	15,381
Polish Zloty	Goldman Sachs	4/15/15	779,933	209,976	205,873	4,103
Singapore Dollar	Goldman Sachs	4/15/15	168,087	121,819	122,475	(656)
Swedish Krona	Goldman Sachs	4/15/15	4,245,771	509,855	493,369	16,486
Swiss Franc	Goldman Sachs	4/15/15	55,117	57,659	56,770	889
Taiwan Dollar	Goldman Sachs	4/15/15	5,774,208	183,483	184,589	(1,106)

				$3,692,057	$3,603,648	$88,409

Allocation of Portfolio Holdings:

Risk Exposure	Notional/Contract Value	Percent of Total Derivative Exposure
Commodity Risk	$12,725,896	42.2%
Equity Risk	9,196,980	30.5%
Foreign Exchange Rate Risk	7,327,781	24.3%
Interest Rate Risk	906,174	3.0%

Total	$30,156,831	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT TREND FUND

Consolidated Schedule of Investments

March 31, 2015

(Unaudited)

Other Assets and Liabilities-100.0%	$49,386,682

Net Assets-100.0%	$49,386,682

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
10 Year Australia Treasury Bond	June 2015	86	$8,688,735	$152,751
10 Year Canada Bond	June 2015	122	13,751,011	30,538
10 Year Japan Government Bond	June 2015	25	30,691,293	29,989
10 Year U.S. Treasury Note	June 2015	86	11,085,938	73,287
Amsterdam Exchanges Index	April 2015	26	2,734,032	(24,747)
ASX SPI 200 Index	June 2015	30	3,361,636	23,248
CAC 40 10 Euro	April 2015	39	2,111,530	3,295
E-Mini S&P 500	June 2015	34	3,503,360	(16,390)
E-Mini S&P MidCap 400	June 2015	17	2,583,660	20,966
Euro-Bund	June 2015	86	14,678,664	158,860
FTSE 100 Index	June 2015	28	2,793,688	(44,602)
FTSE/JSE Top 40 Index	June 2015	76	2,909,247	(10,589)
FTSE/MIB Index	June 2015	14	1,717,207	48,600
German Stock Index	June 2015	6	1,936,865	9,629
Hang Seng China Enterprises Index	April 2015	32	2,557,350	80,258
Hang Seng Index	April 2015	18	2,896,406	41,728
IBEX 35 Index	April 2015	20	2,470,634	92,143
Live Cattle *	June 2015	108	6,580,440	281,328
LME Zinc *	May 2015	40	2,078,250	(10,497)
Long Gilt	June 2015	61	10,924,846	170,578
MSCI Taiwan Stock Index	April 2015	72	2,541,600	(5,730)
OMXS30 Index	April 2015	108	2,080,277	(15,998)
Russell 2000 Mini Index	June 2015	26	3,247,140	30,247
S&P/Toronto Stock Exchange 60 Index	June 2015	31	4,236,308	437
SGX MSCI Singapore Index	April 2015	59	3,269,082	(21,835)
SGX S&P CNX Nifty Index	April 2015	122	2,083,516	(28,245)
Tokyo Price Index	June 2015	21	2,702,927	51,460

			$150,215,642	$1,120,709

See accompanying Notes to Schedules of Investments.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

March 31, 2015

(Unaudited)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Cocoa *	May 2015	119	$3,211,810	$50,262
Coffee ‘C’ *	May 2015	33	1,644,638	32,230
Copper *	May 2015	43	2,945,500	(208,646)
Corn *	May 2015	104	1,956,500	82,349
Cotton No.2 *	May 2015	77	2,429,350	(31,672)
Gasoline RBOB *	April 2015	22	1,635,480	70,777
Gold 100 Oz *	June 2015	36	4,259,520	(52,607)
ICE Brent Crude *	May 2015	17	955,570	46,675
ICE Gas Oil *	May 2015	43	2,253,200	105,122
Lean Hogs *	June 2015	120	3,638,400	136,598
LME Lead *	May 2015	69	3,139,931	1,128
LME Primary Aluminum *	May 2015	107	4,759,494	(26,666)
LME Primary Nickel *	May 2015	34	2,522,868	296,166
Natural Gas *	April 2015	58	1,531,200	89,747
NY Harbor ULSD *	April 2015	24	1,721,664	101,066
NYMEX WTI Crude *	April 2015	25	1,190,000	78,789
Silver *	May 2015	19	1,576,810	18,484
Soybean *	May 2015	58	2,822,425	51,192
Sugar#11 *	April 2015	242	3,233,507	694,656
Wheat *	May 2015	103	2,635,513	10,974

			$50,063,380	$1,546,624

*	All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Total Return Swap Agreements - Long Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
KOSPI 200 Index	Goldman Sachs	6/11/15	$1,857,916	$(11,509)

Total Return Swap Agreements - Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	4/15/15	$4,979,606	$(22,308)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$58,722,070	28.3%
Equity Risk	58,573,987	28.3%
Interest Rate Risk	89,820,487	43.4%

Total	$207,116,544	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments

March 31, 2015

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies-99.4%
Coal-0.3%
United States-0.3%
Alliance Holdings GP, L.P.(1)	104,201	$5,386,150

		5,386,150

Crude/Natural Gas Production-2.9%
United States-2.9%
Tallgrass Energy Partners, LP(1)	483,281	24,439,520
Western Gas Equity Partners, LP(1)	381,749	22,904,940

		47,344,460

Crude/Refined Products Pipelines-31.4%
United States-31.4%
American Midstream Partners, LP(1)	692,016	11,487,466
Arc Logistics Partners LP(1)	334,828	6,455,484
Enbridge Energy Management, L.L.C.(1)(2)	2,025,926	73,703,201
Kinder Morgan, Inc.	3,417,463	143,738,493
Magellan Midstream Partners, L.P.	174,785	13,407,758
Plains All American Pipeline, L.P.(1)	141,325	6,892,420
Plains GP Holdings, L.P., Class A(1)	3,789,597	107,510,866
Rose Rock Midstream, L.P.(1)	361,399	17,166,453
SemGroup Corporation	1,042,784	84,820,050
Summit Midstream Partners, LP(1)	1,298,643	41,777,345
Sunoco Logistics Partners L.P.(1)	238,478	9,858,681

		516,818,217

Diversified Pipelines-0.9%
Canada-0.9%
TransCanada Corporation	335,698	14,341,019

		14,341,019

Electric Utilities-3.0%
United States-3.0%
NRG Yield, Inc., Class A	957,846	48,591,528

		48,591,528

Independent Power and Renewable Electricity Producers-1.7%
United States-1.7%
TerraForm Power, Inc., Class A(1)	774,176	28,265,166

		28,265,166

Multi-Utilities-1.1%
United States-1.1%
NiSource, Inc.	405,395	17,902,243

		17,902,243

Natural Gas Gathering/Processing-22.0%
United States-22.0%
EnLink Midstream, LLC(1)	2,282,596	74,275,674
MarkWest Energy Partners, L.P.(1)	214,089	14,151,283
NGL Energy Partners LP	1,225,289	32,139,330
Targa Resources Corp.	1,172,511	112,314,829
The Williams Companies, Inc.	2,520,314	127,502,685

		360,383,801

Natural Gas/Natural Gas Liquids Pipelines-23.6%
United Kingdom-2.5%
VTTI Energy Partners LP(1)	1,656,152	41,105,693

See accompanying Notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

March 31, 2015

(Unaudited)

	Shares/Units	Fair Value
Natural Gas/Natural Gas Liquids Pipelines (continued)
United States-21.1%
Antero Midstream Partners LP(1)	934,544	$22,606,619
Buckeye Partners, L.P.(1)	211,950	16,006,464
Energy Transfer Equity, L.P.(1)	527,326	33,411,375
Energy Transfer Partners, L.P.(1)	281,300	15,682,475
Enterprise Products Partners L.P.(1)	1,267,949	41,753,561
EQT Midstream Partners, LP(1)	420,162	32,629,781
ONEOK, Inc.	1,685,741	81,320,146
PBF Logistics LP(1)	122,610	2,790,604
Shell Midstream Partners, L.P.(1)	393,042	15,328,638
Spectra Energy Corp.	2,319,657	83,901,993

		386,537,349

Oil, Gas & Consumable Fuels-1.0%
United States-1.0%
Dominion Midstream Partners, LP(1)	408,209	16,944,756

		16,944,756

Shipping-8.5%
Bermuda-1.9%
Golar LNG Partners LP(1)	1,157,154	31,115,871

Republic of the Marshall Islands-5.3%
Navios Maritime Partners L.P.(1)	1,001,047	11,151,664
Seadrill Partners LLC(1)	820,263	9,638,090
Teekay Corporation	732,858	34,129,197
Teekay Offshore Partners L.P.(1)	1,492,354	31,503,593

United States-1.3%
Capital Product Partners L.P.(1)	2,282,324	21,682,078

		139,220,493

Transportation Infrastructure-3.0%
United States-3.0%
Macquarie Infrastructure Company LLC	602,943	49,616,179

		49,616,179

Total Master Limited Partnerships and Related Companies (Cost $1,523,503,097)		1,631,351,361

Total Investments-99.4% (Cost $1,523,503,097)		1,631,351,361
Other Assets and Liabilities-0.6%		9,240,644

Total Net Assets-100.0%		$1,640,592,005

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Non-income producing security.
(2)	Distributions are paid-in-kind.

See accompanying Notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

March 31, 2015

(Unaudited)

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund II invested in the following industries as of March 31, 2015:

	Value	% of Total Investments
Coal	$5,386,150	0.3%
Crude/Natural Gas Production	47,344,460	2.9%
Crude/Refined Products Pipelines	516,818,217	31.8%
Diversified Pipelines	14,341,019	0.9%
Electric Utilities	48,591,528	3.0%
Independent Power and Renewable Electricity Producers	28,265,166	1.7%
Multi-Utilities	17,902,243	1.1%
Natural Gas Gathering/Processing	360,383,801	22.1%
Natural Gas/Natural Gas Liquids Pipelines	386,537,349	23.7%
Oil, Gas & Consumable Fuels	16,944,756	1.0%
Shipping	139,220,493	8.5%
Transportation Infrastructure	49,616,179	3.0%

Total	$1,631,351,361	100.0%

Salient MLP & Energy Infrastructure Fund II invested in securities with exposure to the following countries as of March 31, 2015:

	Value	% of Total Investments
Bermuda	$31,115,871	1.9%
Canada	14,341,019	0.9%
Republic of the Marshall Islands	86,422,544	5.3%
United Kingdom	41,105,693	2.5%
United States	1,458,366,234	89.4%

Total	$1,631,351,361	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT MLP FUND

Schedule of Investments

March 31, 2015

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies-119.9%
Coal-3.0%
United States-3.0%
Alliance Holdings GP, L.P.(1)(2)	9,178	$474,411

		474,411

Crude/Natural Gas Production-11.6%
United States-11.6%
Tallgrass Energy Partners, LP(1)(2)	18,953	958,453
Western Gas Equity Partners, LP(1)(2)	14,562	873,720

		1,832,173

Crude/Refined Products Pipelines-37.4%
United States-37.4%
American Midstream Partners, LP(2)	8,077	134,078
Calumet Specialty Products Partners, L.P.(2)	28,056	674,747
Magellan Midstream Partners, L.P.(1)	13,209	1,013,261
MPLX LP(1)(2)	7,775	569,597
Plains All American Pipeline, L.P.(1)(2)	18,269	890,979
Plains GP Holdings, L.P., Class A(1)(2)	14,083	399,535
Rose Rock Midstream, L.P.(1)(2)	14,875	706,563
Summit Midstream Partners, LP(1)(2)	29,784	958,151
Sunoco Logistics Partners L.P.(1)(2)	13,644	564,043

		5,910,954

Energy-5.7%
United States-5.7%
Williams Partners, LP(1)	18,169	894,278

		894,278

Natural Gas Gathering/Processing-20.6%
United States-20.6%
EnLink Midstream Partners, LP(1)(2)	30,089	744,402
MarkWest Energy Partners, L.P.(1)(2)	7,332	484,645
NGL Energy Partners LP(1)	31,605	829,000
Targa Resources Corp.(1)	8,161	781,742
The Williams Companies, Inc.(1)	8,260	417,873

		3,257,662

Natural Gas/Natural Gas Liquids Pipelines-41.6%
United States-41.6%
Antero Midstream Partners LP(1)(2)	22,950	555,161
Enbridge Energy Partners, L.P.(1)(2)	15,105	543,931
Energy Transfer Equity, L.P.(1)(2)	15,629	990,253
Energy Transfer Partners, L.P.(1)(2)	13,021	725,921
Enterprise Products Partners L.P.(1)(2)	56,098	1,847,307
EQT Midstream Partners, LP(1)(2)	8,709	676,341
ONEOK, Inc.	4,020	193,925
PBF Logistics LP(1)(2)	18,670	424,929
Regency Energy Partners, L.P.(1)(2)	28,099	642,624

		6,600,392

Total Master Limited Partnerships and Related Companies (Cost $19,786,501)		18,969,870

See accompanying Notes to Schedules of Investments.

SALIENT MLP FUND

Schedule of Investments, continued

March 31, 2015

(Unaudited)

Total Investments-119.9% (Cost $19,786,501)	$18,969,870
Credit Facility-(20.3)%	(3,215,000)
Other Assets and Liabilities-0.4%	68,062

Total Net Assets-100.0%	$15,822,932

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)

All or a portion of these securities are held as collateral for the line of credit agreement. As of March 31, 2015 the total fair value of securities held as collateral for the line of credit agreement is $14,915,365.

(2)	Non-income producing security.

Salient MLP Fund invested in the following industries as of March 31, 2015:

	Value	% of Total Investments
Coal	$474,411	2.5%
Crude/Natural Gas Production	1,832,173	9.7%
Crude/Refined Products Pipelines	5,910,954	31.2%
Energy	894,278	4.7%
Natural Gas Gathering/Processing	3,257,662	17.2%
Natural Gas/Natural Gas Liquids Pipelines	6,600,392	34.7%

Total	$18,969,870	100.0%

Salient MLP Fund invested in securities with exposure to the following countries as of March 31, 2015:

	Value	% of Total Investments
United States	$18,969,870	100.0%

Total	$18,969,870	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

March 31, 2015

(Unaudited)

	Shares/Units	Fair Value
Common Stocks-89.7%
Consumer Discretionary-15.3%
China-1.3%
Anta Sports Products Limited(1)	432,000	$790,050
France-3.4%
Kering(1)	3,000	586,305
Vivendi SA(1)	58,227	1,447,513
Germany-1.6%
Adidas AG(1)	11,700	927,468
Hong Kong-1.3%
Luk Fook Holdings (International) Limited(1)	287,690	798,971
United States-7.7%
Coach, Inc.	20,100	832,743
Johnson Controls, Inc.	19,331	975,056
Ross Stores, Inc.	12,607	1,328,274
YUM! Brands, Inc.	18,697	1,471,828

		9,158,208

Consumer Staples-10.2%
Brazil-1.0%
Ambev SA ADR	99,197	571,375
United Kingdom-2.9%
Reckitt Benckiser Group plc(1)	20,000	1,713,847
United States-6.3%
CVS Health Corporation	19,299	1,991,849
PepsiCo, Inc.	18,474	1,766,483

		6,043,554

Energy-7.6%
Bermuda-0.8%
Nabors Industries Ltd.	35,000	477,750
Netherlands-2.0%
Royal Dutch Shell plc ADR	20,275	1,209,404
United Kingdom-1.9%
BP PLC ADR	29,507	1,154,019
United States-2.9%
Anadarko Petroleum Corp.	8,300	687,322
NGL Energy Partners LP	22,688	595,106
Southwestern Energy Company(2)	20,000	463,800

		4,587,401

Financials-18.5%
China-2.5%
China Merchants Bank Co., Ltd.(1)	600,538	1,468,159
Germany-2.2%
Muenchener Rueckversicherungs-Gesellschaft AG(1)	6,100	1,316,210
Italy-1.4%
UniCredit S.p.A(1)	120,347	816,172
Spain-1.4%
Banco Santander ADR	113,045	842,185
Switzerland-1.1%
UBS AG GRS	35,352	660,225
United Kingdom-2.2%
Standard Chartered plc(1)	81,000	1,311,349

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

March 31, 2015

(Unaudited)

	Shares/Units	Fair Value
Financials (continued)
United States-7.7%
Bank of America Corporation	70,756	$1,088,935
Capital One Financial Corporation	16,252	1,280,983
MetLife, Inc.	18,598	940,129
The Bank of New York Mellon Corporation	32,754	1,318,021

		11,042,368

Health Care-12.1%
France-3.5%
Sanofi ADR	41,367	2,045,184
Germany-2.3%
Bayer AG(1)	9,272	1,392,966
Switzerland-3.5%
Novartis AG ADR	20,676	2,038,860
United States-2.8%
Abbott Laboratories	36,413	1,687,014

		7,164,024

Industrials-6.6%
France-1.4%
Bouygues SA(1)	22,000	864,148
United States-5.2%
Rockwell Automation, Inc.	9,278	1,076,155
United Parcel Service, Inc.	10,200	988,788
United Technologies Corporation	8,463	991,864

		3,920,955

Information Technology-13.4%
China-1.5%
Alibaba Group Holding Limited ADR(2)	10,500	874,020
Germany-1.8%
SAP SE ADR	15,000	1,082,550
India-1.8%
Infosys Limited ADR	31,000	1,087,480
Japan-0.6%
Fujitsu Limited(1)	49,911	340,706
United States-7.7%
Analog Devices, Inc.	20,000	1,260,000
Apple Inc.	5,700	709,251
Fiserv, Inc.(2)	20,091	1,595,225
Microsoft Corporation	25,100	1,020,441

		7,969,673

Materials-3.4%
Canada-1.0%
Potash Corporation of Saskatchewan Inc.	19,000	612,750
Switzerland-2.4%
Syngenta AG ADR	21,342	1,447,201

		2,059,951

Telecommunication Services-2.6%
United States-2.6%
Verizon Communications Inc.	32,000	1,556,160

		1,556,160

Total Common Stocks (Cost $48,608,348)		53,505,331

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

March 31, 2015

(Unaudited)

	Shares/Units	Fair Value
Registered Investment Companies-10.0%
Hong Kong-4.0%
iShares FTSE A50 China Index ETF(1)	1,395,000	$2,392,919

		2,392,919

United States-6.0%
SPDR Gold Trust ETF	4,800	545,568
WisdomTree India Earnings ETF	60,000	1,368,000
WisdomTree Japan Hedged Equity Fund ETF	30,346	1,672,672

		3,586,240

Total Registered Investment Companies (Cost $4,921,015)		5,979,159

Total Investments-99.7% (Cost $53,529,363)		59,481,453
Other Assets and Liabilities-0.3%		160,136

Total Net Assets-100.0%		$59,641,589

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)

Security was valued using fair value procedures approved by the Board. The aggregate value of these securities is $16,166,783, representing 27.1% of net assets. See Note 3 regarding fair valuation of foreign equity securities.

(2)	Non-income producing security.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund

GRS - Global Registered Shares

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Nikkei 225 Index	June 2015	12	$1,922,282	$3,477

			$1,922,282	$3,477

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Euro FX	June 2015	22	$2,957,350	$(42,417)
Swiss Franc	June 2015	10	1,289,375	(43,906)

			$4,246,725	$(86,323)

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

March 31, 2015

(Unaudited)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Equity Risk	$1,922,282	31.2%
Foreign Exchange Rate Risk	4,246,725	68.8%

Total	$6,169,007	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments, continued

March 31, 2015

(Unaudited)

Salient Global Equity Fund invested in the following industries as of March 31, 2015:

	Value	% of Total Investments
Consumer Discretionary	$9,158,208	15.3%
Consumer Staples	6,043,554	10.2%
Energy	4,587,402	7.7%
Financials	11,042,368	18.6%
Health Care	7,164,023	12.0%
Industrials	3,920,955	6.6%
Information Technology	7,969,673	13.4%
Materials	2,059,951	3.5%
Telecommunication Services	1,556,160	2.6%
Registered Investment Companies	5,979,159	10.1%

Total	$59,481,453	100.0%

Salient Global Equity Fund invested in securities with exposure to the following countries as of March 31, 2015:

	Value	% of Total Investments
Bermuda	$477,750	0.8%
Brazil	571,375	1.0%
Canada	612,750	1.0%
China	3,132,229	5.3%
France	4,943,150	8.3%
Germany	4,719,194	7.9%
Hong Kong	3,191,890	5.3%
India	1,087,480	1.8%
Italy	816,172	1.4%
Japan	340,706	0.6%
Netherlands	1,209,404	2.0%
Spain	842,185	1.4%
Switzerland	4,146,286	7.0%
United Kingdom	4,179,215	7.0%
United States	29,211,667	49.2%

Total	$59,481,453	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT BROADMARK TACTICAL PLUS FUND

Schedule of Investments

March 31, 2015

(Unaudited)

Fair Value
Purchased Put Options (Cost $176,559)	$6,635

Total Investments-0.0%(a) (Cost $176,559)	6,635
Other Assets and Liabilities-100.0%	31,590,796

Total Net Assets-100.0%	$31,597,431

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a)	Percentage rounds to less than 0.1%

Purchased Put Options:

Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Put	$2,020	3/31/2015	74	$98,494	$1,110	$(97,384)
S&P 500 Index	Put	2,065	3/31/2015	65	78,065	5,525	(72,540)

					$176,559	$6,635	$(169,924)

Written Put Options:

Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Premium	Fair Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Put	$1,940	3/31/2015	(74)	$(25,114)	$(925)	$24,189
S&P 500 Index	Put	2,025	3/31/2015	(65)	(18,038)	(813)	17,225

					$(43,152)	$(1,738)	$41,414

Futures Contracts Purchased:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500	June 2015	152	$15,662,080	$(65,418)
Russell 2000 Mini Index	June 2015	63	7,868,070	3,331

			$23,530,150	$(62,087)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Equity Risk	$23,538,523	100.0%

Total	$23,538,523	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT BROADMARK TACTICAL PLUS FUND

Schedule of Investments, continued

March 31, 2015

(Unaudited)

Salient Broadmark Tactical Plus Fund invested in the following industries as of March 31, 2015:

	Value	% of Total Investments
Options	$6,635	100.0%

Total	$6,635	100.0%

Salient Broadmark Tactical Plus Fund invested in securities with exposure to the following countries as of March 31, 2015:

	Value	% of Total Investments
United States	$6,635	100.0%

Total	$6,635	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT MF TRUST

Notes to Schedules of Investments

March 31, 2015

(Unaudited)

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2015, the Trust is comprised of seven funds. The accompanying Schedules of Investments are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Risk Parity Fund	Risk Parity Fund	July 9, 2012
Salient Alternative Beta Fund	Alternative Beta Fund	February 28, 2013
Salient Trend Fund	Trend Fund	January 2, 2013
Salient MLP & Energy Infrastructure Fund II	MLP Energy Fund	September 19, 2012
Salient MLP Fund	MLP Fund	April 2, 2014
Salient Global Equity Fund	Global Equity Fund	January 3, 2013
Salient Broadmark Tactical Plus Fund	Broadmark Fund	December 15, 2014

The Risk Parity Fund, the Alternative Beta Fund, the Trend Fund, the MLP Energy Fund, and the MLP Fund are classified as non-diversified under the 1940 Act. The Global Equity Fund and Broadmark Fund are classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer Class A, Class C, and Class I shares. Additionally, the Broadmark Fund offers Class F Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares and Class F Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by constructing a portfolio that balances equal risk exposure to a set of equities, commodities, interest rates, and momentum. The Alternative Beta Fund’s and the Trend Fund’s investment objectives are to seek long term capital appreciation with low correlation to traditional core equity and bond market exposure. The Alternative Beta Fund seeks to achieve this goal by primarily investing in both long and short futures and forward contracts to gain exposure to a variety of non-traditional risk. The Trend Fund seeks to achieve this goal by constructing a portfolio that captures short, medium and long term price trends. The MLP Energy Fund’s and the MLP Fund’s investment objectives are to provide a high level of total return with an emphasis on making quarterly cash distributions to their shareholders. The Global Equity Fund’s investment objective is to seek long term capital appreciation. The Broadmark Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) for the Risk Parity Fund, Alternative Beta Fund, Trend Fund, Global Equity Fund and Broadmark Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Energy Fund and the MLP Fund to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act and the CFTC as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, Salient Adviser and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board. Broadmark Asset Management LLC (the “Sub-Adviser”) serves as the sub-advisor to the Broadmark Fund.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

Under the Trust’s organizational document, the Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Trust and/or the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity Fund, and is therefore consolidated in the Risk Parity Fund’s consolidated financial statements. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

Salient Alternative Beta Offshore Fund, Ltd. (the “Alternative Beta Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Alternative Beta Subsidiary is wholly-owned by the Alternative Beta Fund, and is therefore consolidated in the Alternative Beta Fund’s consolidated financial statements. The Alternative Beta Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Alternative Beta Fund invests in the Alternative Beta Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Alternative Beta Fund” includes both the Alternative Beta Fund and the Alternative Beta Subsidiary.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Trend Subsidiary is wholly-owned by the Trend Fund, and is therefore consolidated in the Trend Fund’s consolidated financial statements. The Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Trend Fund invests in the Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both the Trend Fund and the Trend Subsidiary.

The MLP Energy Fund may have invested up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which was wholly-owned by the MLP Energy Fund, and therefore consolidated in the MLP Energy Fund’s consolidated financial statements, was organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and had been consolidated since its formation. The MLP Energy Fund invested in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both the MLP Energy Fund and the MLP Subsidiary. In July, 2014, SCA made the decision to liquidate the MLP Subsidiary and simultaneously transfer the investments held to the MLP Energy Fund. The orderly liquidation was completed on September 2, 2014. As such, MLP Energy Fund is presented on an individual fund basis.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

The Global Equity Fund and Broadmark Fund are not invested in a wholly-owned subsidiary and are presented on an individual fund basis.

The MLP Fund is organized under the laws of the State of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

For convenience, reference to the Schedules of Investments shall include those consolidated and on an individual fund basis, as the context requires.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedules of Investments reflect the financial positions of the Risk Parity Fund and the Risk Parity Subsidiary, the Alternative Beta Fund and the Alternative Beta Subsidiary, the Trend Fund and the Trend Subsidiary, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The MLP Energy Fund, the MLP Fund, the Global Equity Fund and the Broadmark Fund are presented on an individual fund basis. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (the “Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation day. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Adviser Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Adviser Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

Options that are listed on a securities exchange are generally valued at the midpoint of closing “bid” and “ask” prices for options held long and short, respectively, on the valuation date and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported, the positions are valued at the last sales price on the valuation date. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Swaptions are traded on an over-the-counter market, and are generally valued using quotations from an approved independent pricing service. If no such quotation is available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swaption) and attempt to obtain at least one other broker quote, if available, on the valuation date. If there is a significant discrepancy between the counterparty and the other available broker quote, the Adviser will attempt to obtain third party pricing service information if available. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such swaptions in good faith using information that is available at such time. Such fair valued swaptions are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

•

OTHER— Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Energy Fund and the MLP Fund invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Energy Fund’s and MLP Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

(g) RESTRICTED AND ILLIQUID SECURITIES

The MLP Energy Fund and the MLP Fund may each invest up to 15% of their total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

As of March 31, 2015, the MLP Energy Fund and MLP Fund did not hold restricted securities.

(h) USE OF ESTIMATES

The Schedules of Investments have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedules of Investments. Actual results may differ from those estimates and such differences may be significant.

(i) DERIVATIVE INSTRUMENTS

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS—The Alternative Beta Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to a variety of non-traditional risk premiums. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

FUTURES CONTRACTS—The Risk Parity Fund, the Alternative Beta Fund, the Trend Fund, the Global Equity Fund and the Broadmark Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

OPTIONS – The MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. The Broadmark Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes. The Risk Parity Fund may purchase and write options, including swaptions, as part of its investment strategy.

Options are secured by investments, as detailed in the Funds’ Schedules of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.

The Risk Parity Fund had the following transactions in swaptions during the period ended March 31, 2015:

Risk Parity Fund	Notional Value	Premiums Paid
Swaptions outstanding at December 31, 2014	$—	$—
Swaptions purchased	170,240,330	21,319,959

Swaptions outstanding at March 31, 2015	$170,240,330	$21,319,959

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

The Broadmark Fund had the following transactions in purchased put options during the period ended March 31, 2015:

Broadmark Fund	Number of Contracts	Premiums Paid
Options outstanding at December 31, 2014	149	$71,893
Options purchased	291	269,660
Options expired	(152)	(93,101)
Options closed	(149)	(71,893)

Options outstanding at March 31, 2015	139	$176,559

The Broadmark Fund had the following transactions in written put options during the period ended March 31, 2015:

Broadmark Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2014	149	$29,428
Options written	290	116,036
Options expired	(27)	(9,153)
Options closed	(273)	(93,159)

Options outstanding at March 31, 2015	139	$43,152

SWAP AGREEMENTS—As of March 31, 2015, the Risk Parity Fund, Alternative Beta Fund and Trend Fund invested in total return swap agreements in accordance with their investment objectives to gain exposure to a variety of non-traditional risk premiums.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Funds may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Funds consider the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates. The Funds may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

The following is a summary of the fair value of derivative instruments held directly by the Funds as of March 31, 2015, and where such derivatives are recorded:

	Assets				Liabilities
Fund	Fair Value of Options Contracts	Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	Unrealized Appreciation on Futures Contracts	Unrealized Gain on Swap Agreements	Fair Value of Options Contracts	Unrealized Depreciation on Futures Contracts	Unrealized Loss on Swap Agreements
Commodity Risk Exposure:
Risk Parity Fund	$21,550,111	$—	$233,025	$—	$—	$683,215	$—
Alternative Beta Fund	—	—	334,513	—	—	311,241	—
Trend Fund	—	—	2,147,543	—	—	330,088	—
Equity Risk Exposure:
Risk Parity Fund	—	—	687,320	176,694	—	249,857	—
Alternative Beta Fund	—	—	72,931	—	—	23,788	3,320
Trend Fund	—	—	402,011	—	—	168,136	33,817
Global Equity Fund	—	—	3,477	—	—	—	—
Broadmark Fund	6,635	—	3,331	—	1,738	65,418	—
Foreign Exchange Rate Risk Exposure:
Alternative Beta Fund	—	28,713	—	—	—	—	—
Global Equity Fund		—	—	—	—	86,323	—
Interest Rate Risk Exposure:
Risk Parity Fund	—	—	2,168,943	—	—	—	—
Alternative Beta Fund	—	—	10,754	—	—	—	—
Trend Fund	—	—	616,003	—	—	—	—

(j) CFTC REGULATION

On August 13, 2013, the CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the MLP Energy Fund, the MLP Fund, and the Global Equity Fund, the respective advisors have claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the MLP Energy Fund, the MLP Fund, and the Global Equity Fund are not currently subject to registration or regulation as commodity pools under the CEA.

With respect to the Risk Parity Fund, the Alternative Beta Fund, and the Trend Fund, Salient Adviser has not renewed, or, with respect to the Broadmark Fund, made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Adviser meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

• Level 1 —

unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

• Level 2 —	investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3 —	investments with significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the period ended March 31, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary categorization of the Funds’ investments based upon the inputs utilized in determining the value of such investments as of March 31, 2015. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

	LEVEL 1		LEVEL 2		Total
Fund Name	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Risk Parity Fund
Swaption Contracts	$—	$—	$21,550,111	$—	$21,550,111	$—
Futures Contracts	—	2,156,216	—	—	—	2,156,216
Total Return Swap Agreements	—	—	—	176,694	—	176,694

Total	$—	$2,156,216	$21,550,111	$176,694	$21,550,111	$2,332,910

Alternative Beta Fund
Futures Contracts	$—	83,169	$—	$—	$—	$83,169
Total Return Swap Agreements	—	—	—	(3,320)	—	(3,320)
Forward Foreign Currency Exchange Contracts	—	—	—	28,713	—	28,713

Total	$—	$83,169	$—	$25,393	$—	$108,562

Trend Fund
Futures Contracts	$—	$2,667,333	$—	$—	$—	$2,667,333
Total Return Swap Agreements	—	—	—	(33,817)	—	(33,817)

Total	$—	$2,667,333	$—	$(33,817)	$—	$2,633,516

MLP Energy Fund
Master Limited Partnerships and Related Companies	$1,631,351,361	$—	$—	$—	$1,631,351,361	$—

Total	$1,631,351,361	$—	$—	$—	$1,631,351,361	$—

MLP Fund
Master Limited Partnerships and Related Companies	$18,969,870	$—	$—	$—	$18,969,870	$—

Total	$18,969,870	$—	$—	$—	$18,969,870	$—

Global Equity Fund
Common Stocks
Consumer Discretionary	$4,607,901	$—	$4,550,307	$—	$9,158,208	$—
Consumer Staples	4,329,707	—	1,713,847	—	6,043,554	—
Financials	6,130,478	—	4,911,890	—	11,042,368	—
Health Care	5,771,057	—	1,392,966	—	7,164,023	—
Industrials	3,056,807	—	864,148	—	3,920,955	—
Information Technology	7,628,967	—	340,706	—	7,969,673	—
Other Common Stocks(a)	8,203,513	—	—	—	8,203,513	—
Registered Investment Companies	3,586,240	—	2,392,919	—	5,979,159	—
Futures Contracts	—	(82,846)	—	—	—	(82,846)

Total	$43,314,670	$(82,846)	$16,166,783	$—	$59,481,453	$(82,846)

Broadmark Fund
Options Contracts	$6,635	$(1,738)	$—	$—	$6,635	$(1,738)
Futures Contracts	—	(62,087)	—	—	—	(62,087)

Total	$6,635	$(63,825)	$—	$—	$6,635	$(63,825)

^

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts, swap agreements and written options. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

(4) FEDERAL INCOME TAXES

At March 31, 2015, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MLP Energy Fund	$1,509,257,060	$174,625,607	$(52,531,306)	$122,094,301
MLP Fund	20,286,200	911,267	(2,227,597)	(1,316,330)
Global Equity Fund	54,940,704	7,438,717	(2,897,968)	4,540,749
Broadmark Fund	176,559	—	(169,924)	(169,924)

(5) CREDIT FACILITY

The MLP Fund maintains a line of credit agreement (the “Agreement”) with The Bank of Nova Scotia (“BNS”) which provides an $18,000,000 committed lending facility. Borrowings under the Agreement are secured by investments in the MLP Fund’s investment portfolio, as detailed in the MLP Fund’s Schedule of Investments. The Agreement provides for a commitment fee of 0.15% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum.

(6) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of each Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Funds’ Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ Shares. An investment in the Funds’ Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

(b) CONCENTRATION RISK

The MLP Energy Fund’s and the MLP Fund’s investment portfolios are concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolio’s on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolio’s were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Energy Fund and the MLP Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Energy Fund and the MLP Fund invest a relatively high percentage of their assets in the obligations of a limited number of issuers, the MLP Energy Fund and the MLP Fund may be more susceptible than more widely diversified investment companies to any single economic, political, or regulatory occurrence.

(c) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

March 31, 2015

(Unaudited)

(d) LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ Shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

(e) DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including, but not limited to, options, futures contracts, forward foreign currency exchange contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on Salient Adviser’s and SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 27, 2015

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: May 27, 2015